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                              RETENTION AGREEMENT


     This RETENTION AGREEMENT ("Agreement") is made and entered into as of May 1, 1998, by and between Nu-kote Holding, Inc. (the "Company") on the one hand, and for _________________ ("Employee") on the other hand.

                                  WITNESSETH:

     WHEREAS, the Company desires to retain Employee throughout its Reorganization (as that term is defined herein) or to such time as the Company determines that Employee's services are no longer required, and

     WHEREAS, the Company desires to provide Employee with certain compensation in connection with his agreement to remain with the Company throughout its Reorganization, and

     WHEREAS, Employee is willing to render services to the Company on the terms and subject to the conditions set forth in this Agreement,

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, the Company and Employee agree as follows:

                                1.  DEFINITIONS

     (a) "Reorganization" refers to the Company's reorganization under Chapter 11 of the United States Bankruptcy Code and/or any re-negotiation of the secured indebtedness that the Company and its subsidiaries have with the lending group for which NationsBank - Texas, N.A. acts as Agent that results in a reduction of the outstanding principal amount of such indebtedness.

     (b)  "Cause" shall mean the occurrence of any of the following acts:

          i. any act of gross or willful neglect of duty or misconduct of Employee in discharging his duties and responsibilities as defined in
          Section 2;

          ii. any conduct of Employee which is materially detrimental to the Company, including, but not limited to, performance by Employee of illegal or fraudulent acts;

          iii. violation by Employee of any obligations to maintain confidential or proprietary information of the Company.

     (c) "Disability" shall mean that Employee has become permanently disabled within the meaning of, and has begun actually to receive disability benefits pursuant to, the long-term disability plan of the Company then in effect.

                                      1.
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                              2.  EMPLOYEE DUTIES

     Employee shall perform those duties which are assigned to him by the chief executive officer of the Company. Employee hereby represents that his employment hereunder and compliance by him with the terms and conditions of this Agreement will not conflict with or result in the breach of any agreement to which he is a party or by which he may be bound.

                               3.  COMPENSATION

     (a) Salary. As compensation for the duties and services performed by Employee, the Company will pay Employee a monthly base salary at the rate in effect on the date of this Agreement.

     (b) Retention Payment. If Employee remains with the Company until the earlier of the following two events occurs, (a) completion of Reorganization or
(b) such time as the Company determines that Employee's services are no longer required, then beginning on the first day of the first month after the Employee's employment with the Company terminates, the Company will continue to pay Employee each month, in accordance with its customary practice, an amount equal to the Employee's monthly base salary at the rate in effect on the date of this Agreement for a total of six (6) months.

         i. In the event that the Company terminates Employee prior to the completion of its Reorganization, Employee shall be entitled to receipt of the compensation set forth in Section 3(b) only in the event that the Company terminates him for any reason other than for Cause (as that term is defined herein). Employee shall not be entitled to the compensation set forth in 3(b) in the event his employment is terminated for Cause (as that term is defined herein), or in the event of death, resignation, or Disability (as defined herein) of Employee prior to the completion of the Reorganization.

         ii. Any termination by the Company pursuant to this Section shall be communicated by a written notice of termination to Employee.

     (c) Benefits. While the Employee is employed by the Company and during the period that any amount is paid to the Employee under Section 3(b), Employee shall be entitled to participate in all benefit plans and programs that are available to the Employee as of the date of this Agreement. Additionally, the Employee shall be entitled to receive all benefits which have accrued through the date of termination of the Employee's employment with the Company.


                           4.  WITHHOLDING OF TAXES

     The Company may withhold from any amounts payable under this Agreement all federal, state, city, or other taxes as shall be required pursuant to any law, government regulation, or ruling.

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                             5.  PRIOR AGREEMENTS

     All prior salary continuation and/or severance agreements between Employee and the Company, or any of its holdings or subsidiaries, are null and void.


                             6.  NON-DISPARAGEMENT

     Employee agrees that he will not make or cause to be made any statements, observations, or opinions, or communicate any information (whether oral or written) that disparages or is likely in any way to harm the reputation of the Company.

                                  7.  NOTICE

     For all purposes of this Agreement, all communications, including, without limitation, notices, consents, requests or approvals, provided for herein shall be in writing and shall be deemed to have been duly given when delivered or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive office or to the Employee at his principal residence set forth on the signature page hereto or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                               8.  GOVERNING LAW

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws of such State.

                                 9.  VALIDITY

     If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable, or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid, and legal.

                              10.  MISCELLANEOUS

     No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representatives, oral or otherwise, expressed or

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implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

                               11.  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                              NU-KOTE HOLDING, INC.


                              By:
                                 ----------------------------------
                              Name:  Shaun K. Donnellan
                              Title:  Chief Executive Officer


                              EMPLOYEE

                              -------------------------------------
                              signature


                              Principal Address (required for notice provision):


                              _____________________________

                              _____________________________

                              _____________________________

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